Summary of Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2018
Quarterly Financial Data [Abstract]
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

	2018
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$3,965,006	$4,773,796	$4,731,470	$4,064,221	$17,534,493
Gross profit	1,686,847	2,038,628	2,010,404	1,682,683	7,418,562
Net income	250,127	403,604	354,027	100,988	1,108,746
Net income per share - basic	2.68	4.34	3.80	1.09	11.92
Net income per share - diluted	2.62	4.25	3.72	1.07	11.67

	2017
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$2,761,387	$3,735,817	$4,507,020	$3,979,564	$14,983,788
Gross profit	1,343,053	1,734,617	1,901,827	1,739,303	6,718,800
Net income	239,152	319,111	316,606	853,079	1,727,948
Net income per share - basic	2.58	3.44	3.40	9.14	18.60
Net income per share - diluted	2.53	3.36	3.33	8.92	18.20

Net income for the fourth quarter of 2018 included increased provisions for environmental matters of $135,904 related to one of the Company's four major sites and pension plan settlement expense of $37,648 resulting from the election of lump sum cash payouts to defined benefit plan participants. See Note 14 for information on the provision for environmental matters and Note 7 for information on the pension plan settlement expense. Net income in the fourth quarter of 2017 included a tax benefit of $668,779 related to Deferred income tax reductions.
The effect of retrospectively applying the Inventory Accounting Change (see Note 1) was recorded in the fourth quarter of 2017. The impact of the change was not material to any other period presented. Therefore the results for the second and third quarter of 2017 and the first, second and third quarter of 2018 have not been retrospectively adjusted.